EXHIBIT 23.9

                                    CONSENT


      The undersigned consents to being named in this Registration Statement on Form S-1 as a person who is about to become a director of TRIAD.

October 8, 1997

                                            /S/ MICHAEL W. THOMAS
                                                Michael W. Thomas